UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 3, 2019

i3 Verticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38532	82-4052852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Burton Hills Blvd., Suite 415 Nashville, TN		37215
(Address of principal executive offices)		(Zip Code)
(615) 465-4487
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 Par Value	IIIV	Nasdaq Global Select Market

EXPLANATORY NOTE
On April 8, 2019, i3 Verticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting under Item 2.01 of the Original Form 8-K that on April 3, 2019, the Company, through i3 Verticals, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“i3 LLC”), and i3-Bearcat, LLC, a Delaware limited liability company and wholly owned subsidiary of i3 LLC, completed its acquisition of Northeast Texas Data, LLC, a Texas limited liability company and Graves Humphries Stahl, LLC, a Texas limited liability company (the “Net Data Acquisition”). In the Original Form 8-K, the Company indicated that the financial information required by Item 9.01(a) of Form 8-K and pro forma financial information required by Item 9.01(b) of Form 8-K (together, the “Item 9.01 Information”), which was not included in the Original Form 8-K, would be filed by amendment to the Original Form 8-K not later than seventy-one (71) calendar days after the date that the Original Form 8-K was required to have been filed.
On May 3, 2019, the Securities and Exchange Commission (the “SEC”), pursuant to its authority under  3-13 of Regulation S-X, granted the Company a waiver (the “Waiver”) from the requirements to file the Item 9.01 Information referenced in the Original Form 8-K regarding the Net Data Acquisition that otherwise would have been required under Rule 3-05 of Regulation S-X. The Company requested the Waiver of the requirements of Rule 3-05 of Regulation S-X for the Net Data Acquisition because it believed the income test under Rule 3-05 of Regulation S-X produced a disproportionate result as compared to the asset test and investment test under Rule 3-05 of Regulation S-X as well as compared to the Company’s overall revenues.
This Amendment No. 1 on Form 8-K/A is being filed solely for the purpose of revising Item 9.01 of the Original Form 8-K to reflect that, as a result of the receipt of the Waiver, the Item 9.01 Information will not be filed. Set forth below is revised Item 9.01, which supersedes and replaces Item 9.01 of the Original Form 8-K. Except as set forth below, the information set forth in the Original Form 8-K remains unchanged.
Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The Company received a waiver from the SEC from the requirement to provide the financial statements otherwise required by Item 9.01(a). Accordingly, those financial statements will not be filed.

(b) Pro forma financial information

The Company received a waiver from the SEC from the requirement to provide the pro-forma financial information otherwise required by Item 9.01(b). Accordingly, that pro-forma financial information will not be filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 13, 2019

i3 VERTICALS, INC.

By:	/s/ Clay Whitson
Name:	Clay Whitson
Title:	Chief Financial Officer